                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, For Use of the Commission
      /X/        Definitive Proxy Statement Only (as permitted by
                 Rule 14a-6(e)(2))
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-12

                                           JP REALTY, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                JP Realty, Inc.

                              35 CENTURY PARK-WAY
                           SALT LAKE CITY, UTAH 84115

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 2, 2001

To the Stockholders of JP Realty, Inc.:

    The 2001 Annual Meeting of Stockholders of JP Realty, Inc. (the "Company") will be held at the University of Utah, Utah Museum of Fine Arts, The Marcia and John Price Museum Building, 410 Central Campus Drive, Salt Lake City, Utah, on Wednesday, May 2, 2001, at 10:00 a.m., MDT, for the following purposes:

    1. To elect three Class II directors to serve on the Company's Board of Directors for a term of three years, expiring at the 2004 Annual Meeting of Stockholders;

    2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for 2001; and

    3. To transact such other business as may properly come before the 2001 Annual Meeting or any postponements and adjournments thereof.

    The close of business on March 23, 2001 has been fixed by the Company's Board of Directors as the record date for the determination of the stockholders entitled to notice of, and to vote at, the 2001 Annual Meeting or any postponements or adjournments thereof.

    We hope all stockholders who can do so will attend the 2001 Annual Meeting in person. Whether or not you plan to attend, we urge you to complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope provided for that purpose. By returning your proxy promptly, you can help the Company avoid the expense of follow-up mailings to ensure the presence of a quorum at the 2001 Annual Meeting. If you attend the 2001 Annual Meeting, you may revoke your proxy and vote your shares in person.

    THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS.

                                          By Order of the Board of Directors,

                                          /s/ Paul K. Mendenhall

                                          Paul K. Mendenhall
                                          Secretary

Salt Lake City, Utah
April 2, 2001

                                JP Realty, Inc.

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 2, 2001

    This Proxy Statement is being furnished in connection with the solicitation of proxies by, and on behalf of, the Board of Directors of JP Realty, Inc., a Maryland corporation (the "Company"), for use at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the University of Utah, Utah Museum of Fine Arts, The Marcia and John Price Museum Building, 410 Central Campus Drive, Salt Lake City, Utah, on Wednesday, May 2, 2001, at 10:00 a.m., MDT, or at any postponements or adjournments thereof.

    Stockholders are requested to complete, date and sign the enclosed proxy card (the "Proxy") and return it in the postage-prepaid envelope provided.

    Valid Proxies will be voted as specified thereon at the Annual Meeting. Any stockholder giving a Proxy in the accompanying form retains the power to revoke such Proxy at any time prior to its exercise by delivering to the Company a written notice of revocation or a duly executed Proxy bearing a later date or upon request if the stockholder attends the Annual Meeting and chooses to vote in person. Any notice of revocation sent to the Company must include the stockholder's name and must be received prior to the Annual Meeting to be effective. If a Proxy is properly signed, returned without specifying any instructions and not revoked prior to the Annual Meeting, the shares represented by such Proxy will be voted FOR the election of the nominees to serve as Class II directors until the 2004 Annual Meeting of Stockholders and FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for 2001.

    This Proxy Statement, the Notice of Annual Meeting of Stockholders and the Proxy are first being sent to stockholders on or about April 2, 2001.

                                 ANNUAL REPORT

    This Proxy Statement is accompanied by the Annual Report to Stockholders of the Company for the year ended December 31, 2000, including financial statements audited by PricewaterhouseCoopers LLP, the Company's independent auditors, and their report thereon, dated January 31, 2001.

                       VOTING SECURITIES AND RECORD DATE

    Holders of shares of Common Stock, $.0001 par value (the "Common Stock"), of the Company will be entitled to one vote for each share of Common Stock held of record at the close of business on March 23, 2001 (the "Record Date") with respect to the election of two Class II directors to serve on the Company's Board of Directors for a term of three years, the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors and any other proposal for stockholder action as may properly come before the Annual Meeting. Holders of shares of Price Group Stock, $.0001 par value (the "Price Group Stock"), of the Company vote together as a single class with the holders of Common Stock on the foregoing matters and are entitled to one vote for each share of Price Group Stock held of record at the close of business on the Record Date. In addition, holders of shares of Price Group Stock have other voting rights as specified below under "ELECTION OF DIRECTORS." Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purposes of determining whether a quorum is present at the Annual Meeting and each is tabulated separately. The shares of Common Stock and Price Group Stock represented by valid Proxies that abstain with respect to any matter will not be counted as an affirmative vote in determining whether the requisite vote of the shares were cast in favor of that matter.

    The disposition of business scheduled to come before the Annual Meeting, assuming a quorum is present, will require the following affirmative votes:
(i) for the election by the holders of Common Stock and Price Group Stock of two of the nominees to serve as Class II directors, a plurality of the shares of Common Stock and Price Group Stock, voting together as a single class, present or represented by Proxy at the Annual Meeting; (ii) for the election by the holders of the Price Group Stock of the remaining nominee to serve as a Class II director, a plurality of the shares of Price Group Stock, present or represented by Proxy at the Annual Meeting; and (iii) for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the calendar year ending December 31, 2001, a majority of the shares of Common Stock and Price Group Stock, voting together as a single class.

    As of the Record Date, the Company had issued and outstanding 16,019,290 shares of Common Stock and 200,000 shares of Price Group Stock.

                            1. ELECTION OF DIRECTORS

    Pursuant to the Company's Amended and Restated Articles of Incorporation and By-Laws, the Board of Directors of the Company shall be comprised of seven directors. The Board of Directors currently consists of seven directors, John Price, G. Rex Frazier, Warren P. King, James A. Anderson, Allen P. Martindale, Sam W. Souvall and A. Blaine Huntsman, and is divided into three classes, with Messrs. Frazier and Huntsman constituting the Class I directors, Messrs. King, Martindale and Souvall constituting the Class II directors and Messrs. Price and Anderson constituting the Class III directors. One class of directors is elected at each Annual Meeting of the Company's stockholders for a term of three years. The term of the Class II directors expires at the Annual Meeting. The terms of the other two classes of directors expire at the 2002 Annual Meeting of Stockholders (Class III directors) and the 2003 Annual Meeting of Stockholders (Class I directors).

    Under the Company's Amended and Restated Articles of Incorporation, for the period that John Price, his spouse and children, any lineal descendants of any of the foregoing, any estates of any of the foregoing, any trusts created for their benefit, and entities which any of the foregoing control (together, the "Price Group") continue to hold a combined 10% or greater direct or indirect economic interest in Price Development Company, Limited Partnership, a Maryland limited partnership (the "Operating Partnership"), in which the Company holds an 81.7% controlling general partner interest and through which the Company conducts all of its business, the holders of Price Group Stock will elect two of the seven members of the Board of Directors and the holders of Common Stock and Price Group Stock, voting together as a single class, will elect the remaining five members of the Board of Directors. Of the directors serving on the Board of Directors during 2000, the holders of the Price Group Stock were responsible for the election of Mr. Huntsman, a Class I director, and Mr. Martindale, a Class II director.

    Messrs. King and Martindale have been nominated by the Board of Directors for re-election as Class II directors by the holders of Common Stock and Price Group Stock, voting together as a single class, at the Annual Meeting to serve until the 2004 Annual Meeting of Stockholders or until their respective successors are elected and qualified. It is intended that the shares of Common Stock and Price Group Stock represented by properly executed Proxies will be voted by the Proxy holders FOR the re-election of Messrs. King and Martindale, unless authority to so vote is withheld. If the candidacy of Mr. King or Mr. Martindale should, for any reason, be withdrawn, the Proxy holders will vote in favor of such substituted nominee (if any) as shall be designated by the Proxy holders. The Board of Directors has no reason to believe that Messrs. King and Martindale will be unable or unwilling to serve as Class II directors if elected.

NOMINEES FOR ELECTION AS CLASS II DIRECTORS

    The following information is furnished regarding the nominees for election as Class II directors by the holders of Common Stock and Price Group Stock, voting together as a single class.

    WARREN P. KING, age 63, has been a director since the formation of the Company and was appointed Vice Chairman of the Board of Directors in 1994. Prior to the formation of the Company, Mr. King served as Vice Chairman of the Board of Directors and Chairman of the Finance Committee of Fairfax Realty, Inc. ("Fairfax") beginning in 1977 and has been involved in the real estate industry since 1974. From 1978 to January 2001, Mr. King was President and Chief Executive Officer of Alta Industries--Utah, Inc. (a distributor of ferrous and nonferrous metals and a manufacturer of roofing, siding, and other structural components). Mr. King continues to be a director of Alta Industries--Utah, Inc. He is a certified public accountant and is a graduate of Stevens Henager Business College.

    ALLEN P. MARTINDALE, age 69, has been a director since the formation of the Company. Since 1988, Mr. Martindale has served as the President of A.P.M. Associates (a management consulting firm). Mr. Martindale has served as a director of Smith's Food and Drug Center, Inc. (a retail food and drug store) since 1970 and has served such company in several senior executive capacities since that date, including as Chairman of the Board of Directors and Chief Executive Officer. He also served as President and Chief Executive Officer of Arden-Mayfair from 1964 to 1970. Mr. Martindale is a certified public accountant and a graduate of the University of California at Los Angeles.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-ELECTION OF MESSRS. KING AND MARTINDALE AS CLASS II DIRECTORS OF THE COMPANY.

    The following information is furnished regarding the nominee who will be elected as a Class II director by the holders of the Price Group Stock at the Annual Meeting.

    SAM W. SOUVALL, age 80, has been a director since the formation of the Company. Since 1979, Mr. Souvall has been Chairman of the Board of Alta Industries--Utah, Inc. From 1972 to 1984, Mr. Souvall served as a director of Valley Bank & Trust Company and as the Chairman of its Board of Directors from 1984 to 1988. Mr. Souvall also served as Chairman of the Board of Directors of Utah Bancorporation from 1980 to 1988 and as President and Chief Executive Officer of Souvall Bros. Intermountain Wholesalers from 1946 to 1969.

CONTINUING CLASS I DIRECTORS

    The following information is furnished regarding the Class I directors (who will continue to serve on the Board of Directors until the 2003 Annual Meeting of Stockholders or until their respective successors are elected and qualified).

    G. REX FRAZIER, age 57, has served as President, Chief Operating Officer and a director of the Company since September 1993. From 1986 to 1994, Mr. Frazier served as President and Chief Operating Officer of Fairfax, prior to which he had served as Executive Vice President, Vice President--Finance and Director of Finance. Mr. Frazier has been involved in the real estate industry since 1976. He is a certified public accountant and, prior to joining Fairfax, worked as an audit supervisor with Touche Ross & Company. Mr. Frazier is a graduate of the University of Utah.

    A. BLAINE HUNTSMAN, age 64, has been a director of the Company since 2000. Since 1995, Mr. Huntsman has been a principal at Teton Creek Management Company (an investment management company). From 1988 to 1995, Mr. Huntsman served as Chairman of the Board and Chief Executive Officer of Olympus Capital Corporation (a holding company for Olympus Bank). Mr. Huntsman is a member of the Board of Trustees of The Achievement Funds Trust, which oversees a family of mutual funds. Mr. Huntsman has also served on the Board of Directors of Zions Cooperative Mercantile Institution (from 1977 to 1999), Geneva Steel (from 1988 to 1996), Dean Witter Reynolds, Inc. (from 1978 to 1982), Kahler Realty Corporation (from 1994 to 1996) and Arcata Corporation (from 1978 to 1982). From 1975 to 1980, Mr. Huntsman was Dean of the Graduate School of Business and College of Business at the University of Utah and from 1969 to 1997 was a Professor of Finance at the David Eccles School of Business at the University of Utah. Mr. Huntsman received a bachelor's degree from University of Utah and a doctorate degree in economics from the University of Pennsylvania.

CONTINUING CLASS III DIRECTORS

    The following information is furnished regarding the Class III directors (who will continue to serve on the Board of Directors until the 2002 Annual Meeting of Stockholders or until their respective successors are elected and qualified).

    JOHN PRICE, age 67, has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since September 1993. Mr. Price formed Fairfax in 1972 and its predecessor, John Price Associates, Inc., a construction company, in 1957. Mr. Price has developed and built substantial retail and commercial real estate properties during his 43 years in the real estate industry and has been involved in all facets of real estate development, construction, leasing, management and financing. Mr. Price is a member of the Board of Directors and the Executive Committee of Alta Industries--Utah, Inc. Mr. Price is also a former member of the NAREIT Board of Governors, a member of the NAREIT Legislative Advisory Council, a former trustee of the University of Utah, a member of the Board of Trustees of the Salt Lake Organizing Committee for the 2002 Winter Olympic Games and a member of the Wells Fargo Salt Lake Community Advisory Board. Mr. Price is a graduate of the University of Utah.

    JAMES A. ANDERSON, age 65, has been a director since the formation of the Company. From 1978 to 1993, Mr. Anderson was the Chairman of the Board of Directors of the State of California Mining and Geology Board. He also was the Executive Vice President of Fulcrum Management, Inc. (a public and private natural resource venture capital investment company) from 1987 to 1991, and was a director of Venture Trident Ltd. Partnership (the parent company of Fulcrum Management, Inc.). He also served as a director of Homestake Mining Company from 1980 to 1987 and as Executive Vice President from 1979 to 1987. Mr. Anderson received his bachelor's degree in geological engineering from the University of Utah, a master's degree in mining geology and a doctorate degree in economic geology from Harvard University and a degree in business administration from the Stanford University Executive Program.

    Vacancies occurring on the Board of Directors as a result of the removal of a director (i) for cause may be filled by either the stockholders of the Company or a majority of the remaining directors or (ii) for any other cause, including an increase in the size of the Board of Directors, may be filled by a majority of the remaining directors. Vacancies occurring on the Board of Directors as a result of the death, resignation, removal or retirement of a director elected by the holders of Price Group Stock shall be filled by holders representing a majority of the outstanding shares of Price Group Stock. In addition, any change in the size of the Board of Directors must be approved by holders representing a majority of the outstanding shares of Price Group Stock.

    There is no familial relationship among any of the members of the Board of Directors or executive officers of the Company.

             2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has appointed PricewaterhouseCoopers LLP as the independent auditors to examine the accounts of the Company for the 2001 calendar year. PricewaterhouseCoopers LLP and its predecessor, Price Waterhouse LLP, have served as the Company's independent auditors since the Company was formed. In the event that ratification of this appointment of auditors is not approved by the affirmative vote of a majority of the shares of Common Stock and the Price Group Stock, voting together as a single class, the Board of Directors will review its future selection of auditors.

    Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will be provided with an opportunity to make a statement if so desired and to respond to appropriate inquiries from stockholders.

AUDIT FEES

    PricewaterhouseCoopers LLP billed the Company an aggregate of $100,000 in fees for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the "Commission") during 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    PricewaterhouseCoopers LLP did not perform any financial information systems design or implementation services for the Company during the year ended
December 31, 2000. Accordingly, no fees were paid to PricewaterhouseCoopers LLP during 2000 for these types of services.

ALL OTHER FEES

    PricewaterhouseCoopers LLP billed the Company an aggregate of $65,831 in fees for all other services rendered during the year ended December 31, 2000. The Audit Committee of the Company has considered whether the provision of these services by PricewaterhouseCoopers LLP is compatible with maintaining the auditor's independence.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2001.

                 BOARD OF DIRECTORS, COMMITTEE MEETINGS, AUDIT
                 COMMITTEE REPORT AND COMPENSATION OF DIRECTORS

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During the fiscal year ended December 31, 2000, the Board of Directors held four meetings. Each of the Company's directors attended at least 75% of the board meetings and assigned committee meetings held in 2000.

    The Board of Directors has three standing committees: the Executive Committee, the Audit Committee and the Executive Compensation Committee. The Company does not have a standing nominating committee; the usual functions of such committee are performed by the entire Board of Directors.

    EXECUTIVE COMMITTEE. John Price (Chairman), G. Rex Frazier and Warren P. King are members of the Executive Committee. This committee, which met 32 times in 2000, has the authority to acquire, dispose of and finance investments for the Company, to authorize the execution of contracts and agreements, including those related to the borrowing of money by the Company and, generally, to exercise all other powers of the Board of Directors, except as may otherwise be prohibited by the Company's Amended and Restated Articles of Incorporation or by law.

    EXECUTIVE COMPENSATION COMMITTEE. Warren P. King (Chairman), James A. Anderson and Sam W. Souvall are members of the Executive Compensation Committee. This committee, which met once in 2000, determines compensation for the Company's executive officers and administers and reviews the Company's 1993 Stock Option Plan.

    AUDIT COMMITTEE. Warren P. King (Chairman), Allen P. Martindale and Sam W. Souvall are members of the Audit Committee. This committee, which met four times in 2000, makes recommendations concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit engagement, approves professional services provided by the independent auditors, reviews the independence of the auditors, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls.

AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors is comprised of three independent directors, as required by the rules and listing standards of the New York Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors, which is attached as EXHIBIT A to this Proxy Statement, and is responsible for overseeing the Company's financial reporting process on behalf of the Board of Directors. Each year, the Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent auditors.

    Management is responsible for the Company's financial statements and the financial reporting process, including internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

    In this context, the Audit Committee has met and held discussions with management and PricewaterhouseCoopers LLP, the Company's independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), which included a discussion of PricewaterhouseCoopers LLP's judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting.

    PricewaterhouseCoopers LLP has provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has held discussions with PricewaterhouseCoopers LLP regarding such auditor's independence. The Audit Committee has further considered whether the provision by PricewaterhouseCoopers LLP of the non-audit services to the Company referenced elsewhere in this Proxy Statement is compatible with maintaining such auditor's independence.

    Based upon the Audit Committee's discussions with management and PricewaterhouseCoopers LLP and the Audit Committee's review of the representations of management and the disclosures by PricewaterhouseCoopers LLP to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended
December 31, 2000 for filing with the Commission. The Audit Committee and the Board of Directors have also recommended the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for 2001, subject to stockholder ratification.

                                Audit Committee

                            WARREN P. KING, CHAIRMAN
                              ALLEN P. MARTINDALE
                                 SAM W. SOUVALL

COMPENSATION OF DIRECTORS

    The Company pays an annual fee of $18,000 to its non-employee directors. Directors who are employees of the Company are not paid a director fee. The Company reimburses directors for travel expenses incurred in connection with their activities on behalf of the Company. In addition, on the date of each Annual Meeting of the Company's stockholders, each non-employee director then in office receives an annual grant of options to purchase 1,000 shares of Common Stock at the then current market price. Additionally, each non-employee director is granted options to purchase 10,000 shares of Common Stock at the then current market price upon becoming a member of the Executive Committee and options to purchase an additional 2,000 shares at the then current market price on the date of each Annual Meeting of the Company's stockholders thereafter that such non-employee director continues to be a member of the Executive Committee.

                             EXECUTIVE COMPENSATION

SUMMARY OF EXECUTIVE COMPENSATION

    The following table sets forth certain information concerning the compensation paid by the Company to its Chief Executive Officer and Chairman of the Board of Directors and to its President and Chief Operating Officer, Vice President and General Counsel, Vice President--Chief Financial Officer and Treasurer and Vice President--Chief Investment Officer and Secretary, which are the Company's four most highly compensated executive officers other than the Chief Executive Officer (together with the Chief Executive Officer, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                     COMPENSATION AWARDS
                                            ANNUAL COMPENSATION     ---------------------
                                          -----------------------        SECURITIES            ALL OTHER
NAME AND PRINCIPAL POSITIONS     YEAR     SALARY($)   BONUS($)(1)   UNDERLYING OPTIONS(#)   COMPENSATION($)
----------------------------   --------   ---------   -----------   ---------------------   ---------------
John Price(2)                    2000     $142,360      $42,000                  --              $9,099(3)
  Chairman of the Board and      1999      136,360       70,350               9,000               8,844(4)
  Chief Executive Officer        1998      130,000       78,000              12,500               7,077(5)

G. Rex Frazier                   2000     $152,360      $45,000                  --              $8,643(3)
  President and Chief            1999      146,360       75,600               9,000               7,861(4)
  Operating Officer              1998      142,360       84,000              12,500               7,585(5)

David R. Sabey                   2000     $115,860      $14,982                  --              $7,299(3)
  Vice President and General     1999      112,360       25,410               6,000               6,428(4)
  Counsel                        1998      108,860       31,631               5,000               6,168(5)

M. Scott Collins                 2000     $108,360      $21,200                  --              $7,073(3)
  Vice President--Chief          1999      104,360       35,700               6,000               6,080(4)
  Financial Officer and          1998      101,360       44,550              25,000               5,834(5)
  Treasurer

Paul K. Mendenhall               2000     $ 94,860      $18,600                  --              $6,741(3)
  Vice President--Chief          1999       91,360       31,150               5,000               5,969(4)
  Investment Officer and         1998       88,360       38,700              10,000               5,723(5)
  Secretary

------------------------

(1) Bonuses received for 1998, 1999 and 2000 were paid in February of 1999, 2000 and 2001, respectively.

(2) Mr. Price receives a minimum of $100,000 in annual compensation and participates in other standard benefit programs available to senior executives generally pursuant to a year-to-year employment and non-competition agreement that was entered into on January 21, 1994, the closing date of the Company's initial public offering.

(3) Amounts received in 2000 for each of the Named Executive Officers are as follows:

                               HEALTH       LIFE                     RETIREMENT
                              INSURANCE   INSURANCE   401(K) PLAN       PLAN       TOTAL
                              ---------   ---------   ------------   ----------   --------
John Price..................   $2,763      $1,143        $1,000        $4,193      $9,099
G. Rex Frazier..............    2,763         387         1,000         4,493       8,643
David R. Sabey..............    2,763         135         1,000         3,401       7,299
M. Scott Collins............    2,763         135         1,000         3,175       7,073
Paul K. Mendenhall..........    2,763         207         1,000         2,771       6,741

(4) Amounts received in 1999 for each of the Named Executive Officers are as follows:

                               HEALTH       LIFE                     RETIREMENT
                              INSURANCE   INSURANCE   401(K) PLAN       PLAN       TOTAL
                              ---------   ---------   ------------   ----------   --------
John Price..................   $1,870      $1,890        $1,000        $4,084      $8,844
G. Rex Frazier..............    1,870         675         1,000         4,316       7,861
David R. Sabey..............    1,870         261         1,000         3,297       6,428
M. Scott Collins............    1,870         153         1,000         3,057       6,080
Paul K. Mendenhall..........    1,870         432         1,000         2,667       5,969

(5) Amounts received in 1998 for each of the Named Executive Officers are as follows:

                               HEALTH       LIFE                     RETIREMENT
                              INSURANCE   INSURANCE   401(K) PLAN       PLAN       TOTAL
                              ---------   ---------   ------------   ----------   --------
John Price..................   $1,715      $1,890        $1,000        $2,472      $7,077
G. Rex Frazier..............    1,715         675         1,000         4,194       7,585
David R. Sabey..............    1,715         261         1,000         3,192       6,168
M. Scott Collins............    1,715         153         1,000         2,966       5,834
Paul K. Mendenhall..........    1,715         432         1,000         2,577       5,723

OPTION GRANTS FOR CALENDAR YEAR 2000

    No options were granted to any of the Named Executive Officers during 2000.

OPTION EXERCISES/VALUES OF UNEXERCISED OPTIONS

    The following table sets forth as to each of the Named Executive Officers information with respect to option exercises during 2000 and unexercised options on December 31, 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES(1)

                                                                 NUMBER OF SECURITIES           VALUE OF UNEXERCISED IN-
                                                                UNDERLYING UNEXERCISED            THE-MONEY OPTIONS AT
                                 SHARES                      OPTIONS AT FISCAL YEAR-END(#)        FISCAL YEAR-END($)(2)
                               ACQUIRED ON      VALUE      ---------------------------------   ---------------------------
NAME                           EXERCISE(#)   REALIZED($)   EXERCISABLE        UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                           -----------   -----------   ------------       --------------   -----------   -------------
John Price...................          --           --        220,000             13,500           $0             $0
G. Rex Frazier...............          --           --         63,515             16,000            0              0
David R. Sabey...............          --           --         27,100              8,000            0              0
M. Scott Collins.............          --           --         12,000             19,000            0              0
Paul K. Mendenhall...........          --           --         42,810             11,333            0              0

------------------------

(1) No stock appreciation rights are held by any of the Named Executive
    Officers.

(2) In accordance with the rules of the Commission, values are calculated by subtracting the exercise price of an option from the fair market value of the underlying common stock. At December 31, 2000, the exercise prices of all outstanding options ranged from $17.50 to $25.38. For purposes of this table, fair market value of the Company's Common Stock is deemed to be $15.75, the closing price of the Common Stock reported on the New York Stock Exchange on December 31, 2000.

REPORT ON EXECUTIVE COMPENSATION

    This report is presented to describe the compensation policies applied by the Executive Compensation Committee of the Board of Directors with regard to the Company's executive officers and the basis for the compensation of John Price, Chief Executive Officer of the Company, for the year 2000.

    COMPENSATION PHILOSOPHY. The Company's compensation program for executive officers is based upon a desire to achieve both its short-term and long-term business goals and strategies with a view to enhancing stockholder value. To achieve its goals, the Company recognizes that it must adopt a compensation program that will attract, retain and motivate qualified and experienced executive officers and that its compensation program should align the financial interests of its executive officers with those of its stockholders.

    COMPENSATION OF EXECUTIVE OFFICERS (OTHER THAN THE CHIEF EXECUTIVE
OFFICER). Each year, the Executive Compensation Committee reviews the compensation of each executive officer of the Company for the previous year. In approving the 2000 annual salary for each of the executive officers, the Executive Compensation Committee considered several factors, including the individual's salary for the previous year, the individual's anticipated bonus (if any) for the previous year, the scope of the individual's responsibilities, the recommendations of management as to salary and bonus formula for the subsequent year, the Company's historical financial results and the Company's anticipated financial performance. The compensation determination for each individual was largely subjective and no specific weight was given to any particular factor. In addition to their base salaries, the executive officers of the Company are eligible to participate in the Management Incentive Compensation Plan described below and to receive discretionary bonuses tied to their individual performances and the overall performance of the Company.

    COMPENSATION OF CHIEF EXECUTIVE OFFICER. The Executive Compensation Committee determined the 2000 annual salary for John Price, Chief Executive Officer of the Company, based upon a number of factors and criteria, including the Company's historical financial results, the Company's anticipated financial performance and the requirements of Mr. Price. As Chief Executive Officer,
Mr. Price is also eligible to participate in the Management Incentive Compensation Plan described below and to receive discretionary bonuses tied to his individual performance and the overall performance of the Company.

    1993 STOCK OPTION PLAN. The Company believes that providing executive officers with opportunities to acquire significant equity stakes in its growth and prosperity through the grant of stock options will enable the Company to attract and retain qualified and experienced executive officers. Stock options represent a valuable portion of the compensation program for the Company's executive officers. Stock options are generally awarded to executive officers at the time that they join the Company and periodically thereafter. The exercise price of stock options has thus been tied to the market value of the Company's Common Stock on the date of the grant and will have value only if the market value of the Common Stock increases. The size of the initial grants of stock options made to the existing executive officers (other than M. Scott Collins) was determined in connection with the formation of the Company. As of December 31, 2000, there have been only three additional grants of stock options to executive officers under the plan since the formation of the Company. Future grants of stock options to executive officers will generally be made by the Executive Compensation Committee upon the recommendation of management and will be based upon the level of each executive officer's position in the Company, an evaluation of the executive officer's past and expected future performance, the number of outstanding and previously granted options and discussions with the executive officer.

    MANAGEMENT INCENTIVE COMPENSATION PLAN. The Company established an incentive compensation plan for its executive officers beginning in 1995. The plan provides that each executive officer will earn a cash bonus for a particular calendar year equal to a percentage of such executive officer's annual base salary provided that the Company's funds from operations per share of Common Stock increase at specified levels as compared to the previous year. The Executive Compensation Committee will review this plan at the end of each fiscal year to determine if it should be retained or revised to take into consideration future developments.

                        Executive Compensation Committee

                            WARREN P. KING, CHAIRMAN
                               JAMES A. ANDERSON
                                 SAM W. SOUVALL

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    John Price, Chief Executive Officer of the Company, is a director of Alta Industries--Utah, Inc. and, during 2000, Warren P. King, a director of the Company and the Chairman of the Executive Compensation Committee of the Company's Board of Directors, was the President and Chief Executive Officer of Alta Industries--Utah, Inc.

                            SHARE PERFORMANCE GRAPH

    The graph and table set forth below compare the cumulative total stockholder return on the Company's Common Stock, for the period of December 31, 1995 through December 31, 2000, with the NAREIT Equity Retail REIT Total Return Index, the NAREIT Equity Mall REIT Total Return Index and the S&P 500 Index for the same period. The graph and table assume an investment of $100 in the Common Stock and each index on or about December 31, 1995 and the reinvestment of all dividends.

                     [SHARE PERFORMANCE GRAPH APPEARS HERE]

                                              DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                                1995        1996        1997        1998        1999        2000
                                              ---------   ---------   ---------   ---------   ---------   ---------
Equity Related REIT.........................   100.00      134.60      157.41      149.64      132.02      155.74
Equity Mall REIT............................   100.00      145.27      165.16      160.83      137.39      169.68
S&P 500.....................................   100.00      122.96      163.99      210.86      255.20      231.96
JP Realty, Inc..............................   100.00      127.58      137.02      112.66       99.52      111.90

    There can be no assurance that the Company's share performance will continue into the future with trends the same or similar to those depicted in the graph above. The Company will not make or endorse any predictions as to future share performance.

    The foregoing Audit Committee Report, Report on Executive Compensation and Share Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates such reports or graph by reference and shall not otherwise be deemed filed under such acts.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the outstanding shares of Common Stock ("10% Stockholders") to file with the Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and 10% Stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms and amendments thereto filed during any given year.

    Based on review of the copies of such reports and amendments thereto furnished to the Company and representations from the Company's directors, executive officers and 10% Stockholders that no other reports were required to be filed, the Company believes that for the year ended December 31, 2000 the Company's directors, executive officers and 10% Stockholders complied with all
Section 16(a) filing requirements applicable to them, except that A. Blaine Huntsman, a director, failed to accurately disclose the entire amount of his holdings of Common Stock in his initial report of ownership which was filed upon his becoming a director of the Company on May 3, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

MANAGEMENT CONTRACTS

    The Company provided third-party management services for certain properties owned directly or indirectly by John Price, Chairman of the Board of Directors and Chief Executive Officer of the Company, as follows: (i) an office building located in Salt Lake City, Utah, the owner of which paid the Company a management fee of $118,000, $113,000 and $115,000 in 2000, 1999 and 1998,
respectively (Fairfax, a company which is wholly-owned by Mr. Price, is a general partner of the owner of this building); (ii) five commercial buildings located in Albuquerque, New Mexico, Creve Coeur, Missouri, Dallas, Texas, Escondido, California and Houston, Texas, respectively, the owner of which paid the Company a management fee of $20,000, $6,000 and $5,000 in 2000, 1999 and 1998, respectively (Mr. Price is the general partner of the owner of these buildings); and (iii) an office building located in Park City, Utah, the owner of which paid the Company a management fee of $2,000 in 2000. (Mr. Price is a general partner of the owner of this building).

COMPUTER SERVICES

    The Company contracts for computer services from Alta Computer
Services, Inc. ("Alta Computer"). Alta Computer is majority owned by John Price, Chairman of the Board of Directors and Chief Executive Officer of the Company, Warren P. King, a director of the Company, and Sam W. Souvall, a director of the Company. The Company paid $154,000, $192,000 and $175,000 in 2000, 1999 and
1998, respectively, for such services.

ACCOUNTING AND MANAGEMENT SERVICES

    The Company has entered into a management agreement under which it performs certain accounting and management functions on behalf of Fairfax. Management fees collected by the Company under this agreement totaled $72,000 for each of the three years ended December 31, 2000.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth certain information as of the Record Date regarding the beneficial ownership of the Company's Common Stock and Price Group Stock with respect to (i) each person known to the Company to be the beneficial owner of 5% or more of the Company's outstanding shares of Common Stock and Price Group Stock; (ii) the Named Executive Officers; (iii) the Company's directors and nominees for director; and (iv) all directors and executive officers of the Company as a group.

                         BENEFICIAL OWNERSHIP TABLE(1)

NAME AND BUSINESS ADDRESS                                     SHARES BENEFICIALLY   PERCENT OF
OF BENEFICIAL OWNER(2)                                               OWNED            SHARES
-------------------------                                     -------------------   ----------
John Price(3)...............................................       3,279,468           17.08%

Warren P. King(4)...........................................         204,982            1.25

G. Rex Frazier(5)...........................................         109,365               *

Paul K. Mendenhall(6).......................................          55,964               *

Sam W. Souvall(7)...........................................          54,351               *

David R. Sabey(8)...........................................          33,061               *

Allen P. Martindale(9)......................................          31,000               *

A. Blaine Huntsman(10)......................................          21,000               *

M. Scott Collins(11)........................................          19,000               *

James A. Anderson(12).......................................          12,000               *

All Directors and Executive Officers of the Company as a
Group (13 Persons)..........................................       3,928,255           19.90

Fairfax Realty, Inc.(13)
35 Century Park-Way
Salt Lake City, Utah 84115..................................       2,967,313           15.67

Fairfax Holding, L.L.C.(14)
35 Century Park-Way
Salt Lake City, Utah 84115..................................       2,967,313           15.67

AXA Financial, Inc.(15)
1290 Avenue of the Americas
New York, New York 10104....................................       1,437,533            8.86

T. Rowe Price Associates, Inc.(16)
100 E. Pratt Street
Baltimore, Maryland 21202...................................       1,192,900            7.35

Grantham, Mayo, Van Otterloo & Co., LLC(17)
40 Rowes Wharf
Boston, Massachusetts 02110.................................       1,174,600            7.24

------------------------

*   An asterisk indicates ownership of less than 1%.

(1) For purposes of this table, a person is deemed to be the beneficial owner of shares of Common Stock if that person has the right to acquire such shares within 60 days of the Record Date by the exercise of any stock option or any other right to convert or exchange outstanding securities. The Company is the sole general partner of, and owns an 81.7% interest in, the Operating Partnership. Units of limited partner interests in the Operating Partnership (the "OP Units") are exchangeable, at the option of the holders thereof, for shares of Common Stock on a one-for-one basis (subject to adjustment in the event of stock splits, dividends, combinations or reclassifications). OP Units and stock options held by a person are deemed to have been exchanged or exercised for the purpose of computing the percentage of outstanding shares of Common Stock beneficially owned by such person, but shall not be deemed to have been exchanged or exercised for the purpose of computing the percentage of outstanding shares of Common Stock beneficially owned by any other person. The Company has the right to convert any outstanding shares of Price Group Stock on a one-for-one basis into shares of Common Stock in the event that the combined direct or indirect economic interest held by the Price Group in the Operating Partnership falls below 10%. Even though such economic interest held by the Price Group is not below the 10% level, for purposes of this table, shares of Price Group Stock are deemed to be converted into an equivalent number of shares of Common Stock. Additionally, for the purposes of this table, a person or entity shall be deemed to be a beneficial owner of shares of Common Stock if such person or entity has or shares either investment or voting power with respect to such shares.

(2) The business address of each officer and/or director of the Company named herein is JP Realty, Inc., 35 Century Park-Way, Salt Lake City, Utah 84115.

(3) Includes (i) 13,841 OP Units held by Mr. Price, (ii) 2,713,313 OP Units, 54,000 shares of Common Stock and 200,000 shares of Price Group Stock held by Fairfax Holding, L.L.C., a limited liability company in which Mr. Price holds an approximate 85% direct and indirect interest ("Holding"),
    (iii) 27,814 OP Units held by JPET II, and (iv) options to purchase 225,500 shares of Common Stock. Mr. Price, through his control of Holding and JPET II, exercises sole investment and voting power over the OP Units, shares of Common Stock and shares of Price Group Stock held by such entities and disclaims beneficial ownership of the OP Units, shares of Common Stock and shares of Price Group Stock held by Holding and JPET II, except to the extent of his approximate 85% interest in Holding and his approximate 1% interest in JPET II.

(4) Includes (i) 80,952 OP Units held by Mr. King, (ii) 16,008 OP Units held by Mr. King's wife, Florence K. King, (iii) 42,022 OP Units held by certain partnerships in which Mr. King holds various interests, and (iv) options to purchase 36,000 shares of Common Stock.

(5) Includes (i) 31,831 OP Units and (ii) options to purchase 71,515 shares of Common Stock.

(6) Includes (i) 7,187 OP Units and (ii) options to purchase 48,447 shares of Common Stock.

(7) Includes (i) 23,371 OP Units held by S.W. Souvall Trust and (ii) options to purchase 12,000 shares of Common Stock. Of the shares of Common Stock reported in the table, 2,300 shares are owned of record by S.W. Souvall Co., a partnership in which Mr. Souvall and his wife each hold 2% general partner interests, and 2,300 shares are owned of record by Sary Enterprises, a partnership of which Mr. Souvall and his wife are 11% and 3% owners, respectively. Mr. Souvall disclaims beneficial ownership of the shares of Common Stock held by S.W. Souvall Co. and Sary Enterprises, except to the extent of Mr. and Mrs. Souvall's ownership interests therein.

(8) Includes (i) 1,595 OP Units and (ii) options to purchase 31,100 shares of Common Stock.

(9) Includes options to purchase 4,000 shares of Common Stock.

(10) Includes (i) 20,000 shares of Common Stock held by certain retirement plans beneficially owned by Mr. Huntsman and (ii) options to purchase 1,000 shares of Common Stock.

(11) Includes options to purchase 19,000 shares of Common Stock.

(12) Includes options to purchase 12,000 shares of Common Stock.

(13) Includes 2,713,313 OP Units, 54,000 shares of Common Stock and 200,000 shares of Price Group Stock held by Holding. Fairfax exercises shared investment and voting power with respect to the OP Units, shares of Common Stock and shares of Price Group Stock held by Holding and disclaims beneficial ownership of such OP Units, shares of Common Stock and shares of Price Group Stock, except to the extent of its approximate 44% interest in Holding. All securities beneficially owned by Fairfax are additionally identified as being beneficially owned by Mr. Price and Holding.

(14) Includes 2,713,313 OP Units, 54,000 shares of Common Stock and 200,000 shares of Price Group Stock. All securities beneficially owned by Holding are additionally identified as being beneficially owned by Mr. Price and Fairfax.

(15) On its Schedule 13G/A filed with the Commission on February 12, 2001, AXA Financial, Inc., AXA Conseil Vie Assurance Mutuelle, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle and AXA reported sole voting power with respect to 481,591 shares of Common Stock beneficially owned by them, shared voting power with respect to 950,619 shares of Common Stock beneficially owned by them, sole dispositive power with respect to 1,435,114 shares of Common Stock beneficially owned by them and shared dispositive power with respect to 2,419 shares of Common Stock beneficially owned by them.

(16) On its Schedule 13G filed with the Commission on February 14, 2001, T. Rowe Price Associates, Inc. reported sole voting power with respect to 351,300 shares of Common stock beneficially owned by them and sole dispostive power with respect to 1,192,900 shares of Common Stock beneficially owned by them.

(17) On its Schedule 13G filed with the Commission on February 2, 2001, Grantham, Mayo, Van Otterloo & Co., LLC reported sole voting power with respect to 1,174,600 shares of Common Stock beneficially owned by them.

                                 OTHER MATTERS

    The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that Proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the Proxies.

                                 MISCELLANEOUS

    The cost of soliciting Proxies will be borne by the Company. This solicitation is being made by mail, but may also be made by officers, directors and regular employees of the Company by telephone, telegraph, facsimile transmission, electronic transmission, mail or personal interview. No additional compensation will be given to officers, directors or employees for such solicitation. The Company will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy material to beneficial owners of such shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

                            STOCKHOLDERS' PROPOSALS

    Any stockholder who intends to submit a proposal at the 2002 Annual Meeting of Stockholders and who wishes to have the proposal considered for inclusion in the proxy statement and proxy card must, in addition to complying with the applicable laws and regulations governing submissions of such proposals, deliver the proposal to the Company no later than December 3, 2001.

    Pursuant to the Company's By-Laws, any stockholder who intends to submit a proposal for presentation at an annual meeting of stockholders, without having such proposal included in the proxy statement for such annual meeting, must notify the Company not more than 120 days and not less than 90 days prior to the earliest of (i) such annual meeting, (ii) the first anniversary of the mailing date of the notice of the preceding year's annual meeting or (iii) the first anniversary of the preceding year's annual meeting. Accordingly, any stockholder who intends to submit such a proposal at the 2002 Annual Meeting of Stockholders must notify the Company of such proposal by January 2, 2002, but in no event earlier than December 3, 2001.

    Such proposals should be sent to Paul K. Mendenhall, Secretary, at JP Realty, Inc., 35 Century Park-Way, Salt Lake City, Utah 84115.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (FILED WITH THE COMMISSION AND THE NEW YORK STOCK EXCHANGE), WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE COMPANY, IS AVAILABLE WITHOUT CHARGE TO ANY STOCKHOLDER. REQUESTS SHOULD BE DIRECTED TO PAUL K. MENDENHALL, SECRETARY, AT JP
REALTY, INC., 35 CENTURY PARK-WAY, SALT LAKE CITY, UTAH 84115.

                                          By Order of the Board of Directors,

                                          /s/ Paul K. Mendenhall

                                          Paul K. Mendenhall
                                          Secretary

Salt Lake City, Utah
April 2, 2001

                                   EXHIBIT A
                                JP REALTY, INC.
                            AUDIT COMMITTEE CHARTER

PURPOSE

    The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

    In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

    The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

    The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the New York Stock Exchange.

    Accordingly, all of the members will be directors:

    1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

    2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

    The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

    The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

    - The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to

      Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

    - As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

    - The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

    - The Committee shall:

       - request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1;

       - discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

       - recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

    - The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

                                JP REALTY, INC.

                 PROXY FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

    The undersigned stockholder of JP Realty, Inc., a Maryland corporation (the "Company"), acting under the laws of the State of Maryland, hereby constitutes and appoints John Price and G. Rex Frazier, and each of them, the attorneys and proxies of the undersigned, each with the power of substitution, to attend and act for the undersigned at the 2001 Annual Meeting of Stockholders of the Company to be held on May 2, 2001, at 10:00 a.m., MDT, at the University of Utah, Utah Museum of Fine Arts, The Marcia and John Price Museum Building, 410 Central Campus Drive, Salt Lake City, Utah 84111, and at any adjournments or postponements thereof, and in connection therewith to vote all of the shares of the Company's common stock which the undersigned would be entitled to vote, as follows on the reverse side of this proxy.

    Said attorneys and proxies, and each of them, shall have all the powers which the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at such meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. Said proxies, without hereby limiting their general authority, are specifically authorized to vote in accordance with their best judgment with respect to all matters incident to the conduct of the meeting, all matters presented at the meeting but which are not known to the Board of Directors at the time of the solicitation of this proxy and, with respect to the election of any person as a Director, if a bona fide nominee for the office is named in the Proxy Statement and such nominee is unable to serve, or will not serve, to vote for any other person.

              (Continued and to be signed on the reverse side)

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

THIS PROXY CARD IS BEING SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS
    FOR USE ONLY AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
         MAY 2, 2001 AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please mark your votes as indicated in the example   /X/

1.  ELECTION OF DIRECTORS:

    / / FOR the election of Warren P. King and Allen P. Martindale as
        Class II directors to serve on the Board of Directors until the 2004 Annual Meeting of Stockholders (except as indicated to the contrary below).

    / / WITHHOLD AUTHORITY to vote for all nominees listed above.

INSTRUCTIONS: To withhold authority for any individual nominee, please vote FOR above and write such nominee's name in the space provided below.

2.  AUDITORS:

    Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal 2001.

    / /  FOR        / / AGAINST            / / ABSTAIN

Each of the above-named proxies present at said meeting either in person or by substitute shall have and exercise all of the powers of said proxies hereunder. This proxy shall be voted in accordance with the choices specified by the undersigned on this proxy. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE CLASS II NOMINEES FOR THE BOARD OF DIRECTORS NAMED ABOVE AND AS A GRANT OF AUTHORITY TO VOTE FOR THE PROPOSALS STATED ABOVE AND ON ANY OTHER MATTER TO BE VOTED UPON.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement relating to the 2001 Annual Meeting of Stockholders.

PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

Signature(s)                                         Date:
            ----------------------------------------      --------------------

IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same manner as it appears on your stock certificate. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT TENANT SHOULD SIGN SEPARATELY.

                                 FOLD AND DETACH HERE